UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): August 29, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-G
                  -------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-04

                                  CWHEQ, INC.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)


                 Delaware                         87-0698310
      (State or Other Jurisdiction of         (I.R.S. Employer
              Incorporation)                 Identification No.)


4500 Park Granada
Calabasas, California                               91302
---------------------                             ----------
(Address of Principal Executive                   (Zip Code)
Offices of the Depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------
================================================================================
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):
                      ---

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.

Item 8.01. Other Events.

Description of the Mortgage Pool*

      CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of August 29, 2006 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2006-G.

      The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all Subsequent Mortgage Loans during the Funding Period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

      This amendment on Form 8-K/A amends and supercedes in its entirety the Form 8-K of CWHEQ, Inc. previously filed on September 14, 2006 (accession no. 0000905148-06-005762). The purpose of this amendment on Form 8-K/A is to correct the Computational Materials annexed hereto as Exhibit 99.1.



















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 14, 2006, and the Prospectus Supplement dated August 29, 2006 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2006-G.


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


Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Shell Company Transactions.

            Not applicable.

      (d)   Exhibits.

            99.1  Characteristics of Final Mortgage Pool


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


                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWHEQ, INC.


                                          By: /s/ Darren Bigby
                                              ---------------------------------
                                              Name:  Darren Bigby
                                              Title: Vice President



Dated:  November 8, 2006


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


                                 Exhibit Index



Exhibit No.    Description

99.1           Characteristics of Final Mortgage Pool


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